Exhibit 99.1

COMPANY CONTACT:	INVESTOR CONTACTS:
Lippert/Heilshorn & Associates, Inc.
FutureFuel Corp.
Jody Cain (Jcain@lhai.com)
Lee E. Mikles, CEO
(805) 565-9800 www.futurefuelcorporation.com	(310) 691-7100

FutureFuel to Present at the Wedbush Securities 2011 Clean Technology & Industrial Growth Management Access Conference

CLAYTON, Mo. (September 06, 2011) – FutureFuel Corp. (NYSE: FF), a manufacturer of custom and performance chemicals and biofuels, today announced Lee E. Mikles, chief executive officer, will present at the Wedbush Securities 2011 Clean Technology & Industrial Growth Management Access Conference on Thursday, September 15, 2011, at 10:00 a.m. Pacific time (12:00 p.m. Central time) at the Westin San Francisco.

A webcast of this presentation will be available during the event under Events and Presentations on the Investor Relations section of the company website at www.futurefuelcorporation.com and will be archived and available on the website for 90 days.

About FutureFuel

FutureFuel is a leading manufacturer of diversified chemical products and biobased products comprised of biofuels and biobased specialty chemical products.  In its chemicals business, it manufactures specialty chemicals for specific customers (custom manufacturing) as well as multi-customer specialty chemicals (performance chemicals).  Its custom manufacturing product portfolio includes a bleach activator for a major detergent manufacturer, a proprietary herbicide and intermediates for a major life sciences company, and chlorinated polyolefin adhesion promoters and antioxidant precursors for a major chemical company.  The performance chemicals product portfolio includes polymer (nylon) modifiers and several small-volume specialty chemicals for diverse applications.  In its biofuels segment, the company predominantly produces biodiesel.  Visit www.futurefuelcorporation.com for more information on FutureFuel.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements deal with FutureFuel’s current plans, intentions, beliefs, and expectations, and statements of future economic performance.  Statements containing such terms as “believe,” “do not believe,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” and other phrases of similar meaning are considered to contain uncertainty and are forward-looking statements.  In addition, from time to time FutureFuel or its representatives have made or will make forward-looking statements orally or in writing.  Furthermore, such forward-looking statements may be included in various filings that the company makes with United States Securities and Exchange Commission (the “SEC”), in press releases, or in oral statements made by or with the approval of one of FutureFuel’s authorized executive officers.

These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements.  Factors that might cause actual results to differ include, but are not limited to, those set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FutureFuel’s Form 10-K Annual Report for the year ended December 31, 2010 and in its future filings made with the SEC.  An investor should not place undue reliance on any forward-looking statements contained in this document which reflect FutureFuel’s management’s opinions only as of their respective dates.  Except as required by law, the company undertakes no obligation to revise or publicly release the results of any revisions to forward-looking statements.  The risks and uncertainties described in this document and in current and future filings with the SEC are not the only ones FutureFuel faces.  New factors emerge from time to time, and it is not possible for the company to predict which will arise.  There may be additional risks not presently known to the company or that the company currently believes are immaterial to its business.  In addition, FutureFuel cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  If any such risks occur, FutureFuel’s business, operating results, liquidity, and financial condition could be materially affected in an adverse manner.  An investor should consult any additional disclosures FutureFuel has made or will make in its reports to the SEC on Forms 10-K, 10-Q, and 8-K, and any amendments thereto.  All subsequent written and oral forward-looking statements attributable to FutureFuel or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this document.

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